Emerson Reports Fourth Quarter and Full Year 2026 Results;
Provides Initial 2027 Outlook
ST. LOUIS (November 4, 2026) - Emerson (NYSE: EMR) today reported results1 for its fourth quarter and fiscal year ended September 30, 2026. Emerson also declared a 7% quarterly cash dividend increase to $0.595 per share of common stock payable December 10, 2026 to stockholders of record November 13, 2026.

(dollars in millions, except per share)	2025 Q4	2026 Q4	Change	2025	2026	Change
Underlying Orders[2]			14%			9%
Net Sales	$4,855	$5,201	7%	$18,016	$18,982	5%
Underlying Sales[3]			7%			4%
Pretax Earnings	$760	$997		$2,905	$3,489
Margin	15.6%	19.2%	360 bps	16.1%	18.4%	230 bps
Adjusted Segment EBITA[4]	$1,333	$1,511		$4,975	$5,360
Margin	27.5%	29.1%	160 bps	27.6%	28.2%	60 bps
GAAP Earnings Per Share	$1.07	$1.33	24%	$3.99	$4.79	20%
Adjusted Earnings Per Share[5]	$1.62	$1.86	15%	$6.01	$6.59	10%
Operating Cash Flow	$1,011	$1,075	6%	$3,676	$3,978	8%
Free Cash Flow	$843	$916	9%	$3,245	$3,535	9%
Management Commentary
"Emerson capped a strong 2026 with fourth quarter sales and profitability exceeding expectations," said Emerson President and Chief Executive Officer Lal Karsanbhai. "Underlying orders were up 14%, supported by exceptional long-cycle project activity in our growth verticals. Demand was broad-based, with substantial growth across all business groups and regions."

Karsanbhai continued, "Emerson has a resilient portfolio with an unparalleled software-defined technology stack aligned with long-term secular trends. We have confidence in our 2027 plans given our robust backlog and favorable demand trends in our growth verticals."
2027 Outlook
The following tables summarize the fiscal year 2027 guidance framework, which assumes returning ~$3.8B through ~$2.5B of share repurchases and ~$1.3B of dividends.

Guidance figures are approximate.	2027 Q1	2027
Net Sales Growth	~5%	~5%
Underlying Sales Growth	~5%	~5%
Earnings Per Share	$1.19 - $1.23	~$5.70
Amortization of intangibles	~$0.35	~$1.41
Restructuring and related costs	~$0.04	~$0.14
Adjusted Earnings Per Share	$1.58 - $1.62	~$7.25
Operating Cash Flow		$4.3B - $4.4B
Free Cash Flow		$3.8B - $3.9B
Share Repurchase	~$1.5B	~$2.5B
1 Results are presented on a continuing operations basis.
2 Underlying orders do not include AspenTech.
3 Underlying sales exclude the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings excluding restructuring and related costs and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, first year purchase accounting related items and transaction-related costs, the mark-to-market adjustment on pension and other postretirement plans, discrete taxes, and certain gains, losses or impairments.

Conference Call
Today, beginning at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time, Emerson management will discuss the fourth quarter and fiscal year 2026 results during an investor conference call. Participants can access a live webcast available at https://ir.emerson.com at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global automation leader delivering solutions for the most demanding technology challenges. Headquartered in St. Louis, Missouri, Emerson is engineering the autonomous future, enabling customers to optimize operations and accelerate innovation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this press release speak only as of the date of this press release. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause our actual results or performance to be materially different from those expressed or implied by forward looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine, Middle East and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.

Emerson uses our Investor Relations website, https://ir.emerson.com, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Contacts

Investors:	Media:
Carl Schumacher	Joseph Sala / Greg Klassen / Connor Murphy
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended September 30,		Year Ended September 30,

	2025	2026	2025	2026

Net sales	$4,855	$5,201	$18,016	$18,982
Costs and expenses:
Cost of sales	2,335	2,461	8,497	8,854
SG&A expenses	1,330	1,393	5,103	5,296
Other deductions, net	338	274	1,274	1,009
Interest expense, net	92	76	237	334
Earnings from continuing operations before income taxes	760	997	2,905	3,489
Income taxes	152	253	690	796
Earnings from continuing operations	608	744	2,215	2,693
Discontinued operations, net of tax	1	—	8	—
Net earnings	609	744	2,223	2,693
Less: Noncontrolling interests in subsidiaries	—	—	(47)	2
Net earnings common stockholders	$609	$744	$2,270	$2,691

Earnings common stockholders
Earnings from continuing operations	$608	$744	$2,262	$2,691
Discontinued operations	1	—	8	—
Net earnings common stockholders	$609	$744	$2,270	$2,691

Diluted avg. shares outstanding	565.5	559.7	566.7	562.0

Diluted earnings per share common stockholders
Earnings from continuing operations	$1.07	$1.33	$3.99	$4.79
Discontinued operations	0.01	—	0.01	—
Diluted earnings per common share	$1.08	$1.33	$4.00	$4.79

	Quarter Ended September 30,		Year Ended September 30,

	2025	2026	2025	2026
Other deductions, net
Amortization of intangibles	$208	$203	$884	$816
Restructuring costs	66	46	136	187
Other	64	25	254	6
Total	$338	$274	$1,274	$1,009

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30,
	2025	2026
Assets
Cash and equivalents	$1,544	$1,806
Receivables, net	3,101	3,317
Inventories	2,213	2,432
Other current assets	1,725	1,962
Total current assets	8,583	9,517
Property, plant & equipment, net	2,871	2,859
Goodwill	18,193	18,104
Other intangible assets	9,458	8,442
Other	2,859	2,892
Total assets	$41,964	$41,814

Liabilities and equity
Short-term borrowings and current
maturities of long-term debt	$4,797	$4,667
Accounts payable	1,384	1,698
Accrued expenses	3,616	3,753
Total current liabilities	9,797	10,118
Long-term debt	8,319	7,508
Other liabilities	3,550	3,432
Equity
Common stockholders' equity	20,282	20,740
Noncontrolling interests in subsidiaries	16	16
Total equity	20,298	20,756
Total liabilities and equity	$41,964	$41,814

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Year Ended Sept 30,
	2025	2026
Operating activities
Net earnings	$2,223	$2,693
Earnings from discontinued operations, net of tax	(8)	—
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,518	1,478
Stock compensation	263	237
Pension expense (income)	9	(25)
Pension funding	(46)	(38)
Changes in operating working capital	(9)	(338)
Other, net	(274)	(29)
Cash from continuing operations	3,676	3,978
Cash from discontinued operations	(578)	—
Cash provided by operating activities	3,098	3,978

Investing activities
Capital expenditures	(431)	(443)
Purchases of businesses, net of cash and equivalents acquired	(37)	(6)
Other, net	(125)	(6)
Cash used in investing activities	(593)	(455)

Financing activities
Net increase in short-term borrowings	1,110	2,051
Proceeds from short-term borrowings greater than three months	8,008	7,058
Payments of short-term borrowings greater than three months	(4,918)	(9,388)
Proceeds from long-term debt	1,544	—
Payments of long-term debt	(503)	(588)
Dividends paid	(1,192)	(1,244)
Purchases of common stock	(1,167)	(1,000)
Purchase of noncontrolling interest	(7,244)	—
Repurchase of AspenTech share awards	(76)	—
Other, net	(72)	(111)
Cash used in financing activities	(4,510)	(3,222)

Effect of exchange rate changes on cash and equivalents	(39)	(39)
Increase (Decrease) in cash and equivalents	(2,044)	262
Beginning cash and equivalents	3,588	1,544
Ending cash and equivalents	$1,544	$1,806

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(AMOUNTS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Sept 30,
	2025	2026	Reported	Underlying

Sales
Control Systems & Software	1,099	$1,247	14%	14%
Test & Measurement	407	465	14%	15%
Software & Systems	$1,506	$1,712	14%	14%

Sensors	1,149	1,191	4%	3%
Final Control	1,637	1,725	5%	5%
Intelligent Devices	$2,786	$2,916	5%	4%

Safety & Productivity	$563	$573	2%	2%

Total	$4,855	$5,201	7%	7%

Sales Growth by Geography
Quarter Ended Sept 30,
Americas	9%
Europe	1%
Asia, Middle East & Africa	7%

Table 4 cont.

	Year Ended Sept 30,
	2025	2026	Reported	Underlying

Sales
Control Systems & Software	4,334	$4,580	6%	5%
Test & Measurement	1,485	1,732	17%	15%
Software & Systems	$5,819	$6,312	8%	7%

Sensors	4,135	4,302	4%	3%
Final Control	5,952	6,194	4%	2%
Intelligent Devices	$10,087	$10,496	4%	3%

Safety & Productivity	$2,110	$2,174	3%	2%

Total	$18,016	$18,982	5%	4%

Sales Growth by Geography
Year Ended Sept 30,
Americas	7%
Europe	(1)%
Asia, Middle East & Africa	3%

Table 4 cont.

	Quarter Ended Sept 30,		Quarter Ended Sept 30,
	2025		2026
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Control Systems & Software	$186	$298	$297	$412
Margins	16.9%	27.0%	23.8%	33.1%
Test & Measurement	(4)	116	26	141
Margins	(1.1)%	28.5%	5.6%	30.3%
Software & Systems	$182	$414	$323	$553
Margins	12.0%	27.4%	18.8%	32.3%

Sensors	317	348	339	357
Margins	27.6%	30.3%	28.5%	30.0%
Final Control	403	444	426	470
Margins	24.6%	27.2%	24.7%	27.2%
Intelligent Devices	$720	$792	$765	$827
Margins	25.8%	28.5%	26.2%	28.4%

Safety & Productivity	113	127	119	131
Margins	20.1%	22.6%	20.7%	22.9%

Corporate items and interest expense, net:
Stock compensation	$(65)	$(55)	$(57)	$(53)
Unallocated pension and postretirement costs	25	25	31	31
Pension and OPEB mark-to-market adjustment	(34)	—	2	—
Corporate and other	(89)	(34)	(110)	(81)
Interest expense, net	(92)	—	(76)	—

Pretax Earnings / Adjusted EBITA	$760	$1,269	$997	$1,408
Margins	15.6%	26.1%	19.2%	27.1%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,333		$1,511
Margins		27.5%		29.1%

	Year Ended Sept 30,		Year Ended Sept 30,
	2025		2026
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Control Systems & Software	$903	$1,403	$1,038	$1,467
Margins	20.8%	32.4%	22.7%	32.0%
Test & Measurement	(68)	375	47	503
Margins	(4.5)%	25.3%	2.7%	29.0%
Software & Systems	$835	$1,778	$1,085	$1,970
Margins	14.4%	30.6%	17.2%	31.2%

Sensors	1,112	1,182	1,184	1,259
Margins	26.9%	28.6%	27.5%	29.3%
Final Control	1,415	1,560	1,459	1,660
Margins	23.8%	26.2%	23.6%	26.8%
Intelligent Devices	$2,527	$2,742	$2,643	$2,919
Margins	25.1%	27.2%	25.2%	27.8%

Safety & Productivity	418	455	416	471
Margins	19.8%	21.5%	19.2%	21.7%

Corporate items and interest expense, net:
Stock compensation	(263)	(216)	(237)	(222)
Unallocated pension and postretirement costs	114	114	125	125
Pension and OPEB mark-to-market adjustment	(34)	—	2	—
Corporate and other	(455)	(175)	(211)	(209)
Interest expense, net	(237)	—	(334)	—

Pretax Earnings / Adjusted EBITA	$2,905	$4,698	$3,489	$5,054
Margins	16.1%	26.1%	18.4%	26.6%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$4,975		$5,360
Margins		27.6%		28.2%

Table 4 cont.

	Quarter Ended Sept 30,		Quarter Ended Sept 30,
	2025		2026
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Control Systems & Software	$102	$10	$99	$16
Test & Measurement	107	13	107	8
Software & Systems	$209	$23	$206	$24

Sensors	12	19	11	7
Final Control	29	12	27	17
Intelligent Devices	$41	$31	$38	$24

Safety & Productivity	7	7	7	5

Corporate	—	20	—	10
Total	$257	$81	$251	$63

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended September 30, 2025 and 2026, respectively.
[2] Restructuring and related costs includes $15 and $17 of restructuring-related costs for the three months ended September 30, 2025 and 2026, respectively.

	Year Ended Sept 30,		Year Ended Sept 30,
	2025		2026
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]	Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Control Systems & Software	$471	$29	$402	$27
Test & Measurement	425	18	429	27
Software & Systems	$896	$47	$831	$54

Sensors	45	25	46	29
Final Control	115	30	108	93
Intelligent Devices	$160	$55	$154	$122

Safety & Productivity	27	10	28	27

Corporate	—	50	—	24
Total	$1,083	$162	$1,013	$227

[1] Amortization of intangibles includes $199 and $197 reported in cost of sales for the twelve months ended September 30, 2025 and 2026, respectively.
[2] Restructuring and related costs includes $26 and $40 of restructuring-related costs for the twelve months ended September 30, 2025 and 2026, respectively.

	Quarter Ended Sept 30,
	2025	2026

Depreciation and Amortization
Control Systems & Software	$125	$128
Test & Measurement	120	120
Software & Systems	245	248

Sensors	45	35
Final Control	58	57
Intelligent Devices	103	92

Safety & Productivity	19	21

Corporate	12	12
Total	$379	$373

	Year Ended Sept 30,
	2025	2026

Depreciation and Amortization
Control Systems & Software	$557	$502
Test & Measurement	476	479
Software & Systems	1,033	981

Sensors	140	136
Final Control	227	227
Intelligent Devices	367	363

Safety & Productivity	74	87

Corporate	44	47
Total	$1,518	$1,478

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(AMOUNTS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, the mark-to-market adjustment on pension and other postretirement plans, and certain gains, losses or impairments. These metrics are useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Sept 30,
	2025		2026
Stock compensation (GAAP)	$(65)		$(57)
Integration-related stock compensation expense	10	1	4
Adjusted stock compensation (non-GAAP)	$(55)		$(53)

	Quarter Ended Sept 30,
	2025	2026
Corporate and other (GAAP)	$(89)	$(110)
Corporate restructuring and related costs	16	10
Acquisition/divestiture fees and related costs	39	28
IEEPA tariff refunds net of charitable trust contribution	—	(9)

Adjusted corporate and other (Non-GAAP)	$(34)	$(81)

	Quarter Ended Sept 30,
	2025	2026
Pension income (expense) (GAAP)[2]	$(9)	$33
Pension and OPEB mark-to-market adjustment	34	(2)

Adjusted pension income (expense) (Non-GAAP)	$25	$31
[1] Integration-related stock compensation expense relates to NI and AspenTech and includes $4 reported as restructuring costs
[2] Pension income (expense) includes the unallocated pension and postretirement costs and the pension and OPEB mark-to market adjustment

Table 5 cont.

	Year Ended Sept 30,
	2025		2026
Stock compensation (GAAP)	$(263)		$(237)
Integration-related stock compensation expense	47	3	15	4
Adjusted stock compensation (non-GAAP)	$(216)		$(222)

	Year Ended Sept 30,
	2025	2026
Corporate and other (GAAP)	$(455)	$(211)
Corporate restructuring and related costs	25	23
Acquisition/divestiture fees and related costs	255	70
IEEPA tariff refunds net of charitable trust contribution	—	(91)

Adjusted corporate and other (Non-GAAP)	$(175)	$(209)

	Year Ended Sept 30,
	2025	2026
Pension income (expense) (GAAP)[5]	$80	$127
Pension and OPEB mark-to-market adjustment	34	(2)

Adjusted pension income (expense) (Non-GAAP)	$114	$125
[3] Integration-related stock compensation expense relates to NI and AspenTech and includes $25 reported as restructuring costs
[4] Integration-related stock compensation expense relates to NI and AspenTech and includes $1 reported as restructuring costs
[5] Pension income (expense) includes the unallocated pension and postretirement costs and the pension and OPEB mark-to market adjustment

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, the mark-to-market adjustment on pension and other postretirement plans, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, the mark-to-market adjustment on pension and other postretirement plans, discrete taxes, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Sept 30,
	2025	2026

Pretax earnings	$760	$997
Percent of sales	15.6%	19.2%
Interest expense, net	92	76
Amortization of intangibles	257	251
Restructuring and related costs	81	63
Acquisition/divestiture fees and related costs	45	32
Pension and OPEB mark-to-market adjustment	34	(2)
IEEPA tariff refunds net of charitable trust contribution	—	(9)
Adjusted EBITA	$1,269	$1,408
Percent of sales	26.1%	27.1%

	Quarter Ended Sept 30,
	2025	2026

GAAP earnings from continuing operations per share	$1.07	$1.33

Amortization of intangibles	0.35	0.34
Restructuring and related costs	0.11	0.14
Acquisition/divestiture fees and related costs	0.06	0.05
Pension and OPEB mark-to-market adjustment	0.05	(0.01)
IEEPA tariff refunds net of charitable trust contribution	—	(0.01)
Discrete taxes	(0.02)	0.02

Adjusted earnings from continuing operations per share	$1.62	$1.86

	Year Ended Sept 30,
	2025	2026

Pretax earnings	$2,905	$3,489
Percent of sales	16.1%	18.4%
Interest expense, net	237	334
Amortization of intangibles	1,083	1,013
Restructuring and related costs	162	227
Acquisition/divestiture fees and related costs	277	84
Pension and OPEB mark-to-market adjustment	34	(2)
IEEPA tariff refunds net of charitable trust contribution	—	(91)
Adjusted EBITA	$4,698	$5,054
Percent of sales	26.1%	26.6%

	Year Ended Sept 30,
	2025	2026

GAAP earnings from continuing operations per share	$3.99	$4.79

Amortization of intangibles	1.35	1.38
Restructuring and related costs	0.23	0.36
Acquisition/divestiture fees and related costs	0.33	0.14
Discrete taxes	0.06	0.05
Pension and OPEB mark-to-market adjustment	0.05	(0.01)
IEEPA tariff refunds net of charitable trust contribution	—	(0.12)

Adjusted earnings from continuing operations per share	$6.01	$6.59

Table 6 cont.

Quarter Ended September 30, 2026
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$997		$253	$744	$—	$744	$1.33
Amortization of intangibles	251	[1]	59	192	—	192	0.34
Restructuring and related costs	63	[2]	(16)	79	—	79	0.14
Acquisition/divestiture fees and related costs	32		3	29	—	29	0.05
Pension and OPEB mark-to-market adjustment	(2)		1	(3)	—	(3)	(0.01)
IEEPA tariff refunds net of charitable trust contribution	(9)		(2)	(7)	—	(7)	(0.01)
Discrete taxes	—		(10)	10	—	10	0.02
Adjusted (Non-GAAP)	$1,332		$288	$1,044	$—	$1,044	$1.86
Interest expense, net	$76
Adjusted EBITA (Non-GAAP)	$1,408

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $17 of restructuring-related costs.
[3] Non-Controlling Interests for AspenTech ceased as of March 12, 2025 with the completion of the buy-in.

Year Ended September 30, 2026
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$3,489		$796	$2,693	$2	$2,691	$4.79
Amortization of intangibles	1,013	[1]	236	777	—	777	1.38
Restructuring and related costs	227	[2]	24	203	—	203	0.36
Acquisition/divestiture fees and related costs	84		8	76	—	76	0.14
Pension and OPEB mark-to-market adjustment	(2)		1	(3)	—	(3)	(0.01)
IEEPA tariff refunds net of charitable trust contribution	(91)		(21)	(70)	—	(70)	(0.12)
Discrete taxes	—		(28)	28	—	28	0.05
Adjusted (Non-GAAP)	$4,720		$1,016	$3,704	$2	$3,702	$6.59
Interest expense, net	334
Adjusted EBITA (Non-GAAP)	$5,054

[1] Amortization of intangibles includes $197 reported in cost of sales.
[2] Restructuring and related costs includes $40 of restructuring-related costs.
[3] Non-Controlling Interests for AspenTech ceased as of March 12, 2025 with the completion of the buy-in.

Reconciliations of Non-GAAP Financial Measures & Other	Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

Q4 FY26 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	14%	—%	—%	14%
Test & Measurement	14%	1%	—%	15%
Software & Systems	14%	—%	—%	14%
Sensors	4%	(1)%	—%	3%
Final Control	5%	—%	—%	5%
Intelligent Devices	5%	(1)%	—%	4%
Safety & Productivity	2%	—%	—%	2%
Emerson	7%	—%	—%	7%

Year Ended Sept 30, 2026 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Control Systems & Software	6%	(1)%	—%	5%
Test & Measurement	17%	(2)%	—%	15%
Software & Systems	8%	(1)%	—%	7%
Sensors	4%	(1)%	—%	3%
Final Control	4%	(2)%	—%	2%
Intelligent Devices	4%	(1)%	—%	3%
Safety & Productivity	3%	(1)%	—%	2%
Emerson	5%	(1)%	—%	4%

Underlying Growth Guidance	2027 Q1 Guidance	2027 Guidance
Reported (GAAP)	~5%	~5%
(Favorable) / Unfavorable FX	-	-
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	~5%	~5%

2025 Q4 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$186	16.9%	$102	$10	$298	27.0%
Test & Measurement	(4)	(1.1)%	107	13	116	28.5%
Software & Systems	$182	12.0%	$209	$23	$414	27.4%
Sensors	317	27.6%	12	19	348	30.3%
Final Control	403	24.6%	29	12	444	27.2%
Intelligent Devices	$720	25.8%	$41	$31	$792	28.5%
Safety & Productivity	$113	20.1%	$7	$7	$127	22.6%

2026 Q4 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$297	23.8%	$99	$16	$412	33.1%
Test & Measurement	26	5.6%	107	8	141	30.3%
Software & Systems	$323	18.8%	$206	$24	$553	32.3%
Sensors	339	28.5%	11	7	357	30.0%
Final Control	426	24.7%	27	17	470	27.2%
Intelligent Devices	$765	26.2%	$38	$24	$827	28.4%
Safety & Productivity	$119	20.7%	$7	$5	$131	22.9%

Total Adjusted Segment EBITA	2025 Q4	2026 Q4
Pretax earnings (GAAP)	$760	$997
Margin	15.6%	19.2%
Corporate items and interest expense, net	255	210
Amortization of intangibles	257	251
Restructuring and related costs	61	53
Adjusted segment EBITA (non-GAAP)	$1,333	$1,511
Margin	27.5%	29.1%

2025 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$903	20.8%	$471	$29	$1,403	32.4%
Test & Measurement	(68)	(4.5)%	425	18	375	25.3%
Software & Systems	$835	14.4%	$896	$47	$1,778	30.6%
Sensors	1,112	26.9%	45	25	1,182	28.6%
Final Control	1,415	23.8%	115	30	1,560	26.2%
Intelligent Devices	$2,527	25.1%	$160	$55	$2,742	27.2%
Safety & Productivity	$418	19.8%	$27	$10	$455	21.5%

2026 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Control Systems & Software	$1,038	22.7%	$402	$27	$1,467	32.0%
Test & Measurement	47	2.7%	429	27	503	29.0%
Software & Systems	$1,085	17.2%	$831	$54	$1,970	31.2%
Sensors	1,184	27.5%	46	29	1,259	29.3%
Final Control	1,459	23.6%	108	93	1,660	26.8%
Intelligent Devices	$2,643	25.2%	$154	$122	$2,919	27.8%
Safety & Productivity	$416	19.2%	$28	$27	$471	21.7%

Total Adjusted Segment EBITA	2025	2026
Pretax earnings (GAAP)	$2,905	$3,489
Margin	16.1%	18.4%
Corporate items and interest expense, net	875	655
Amortization of intangibles	1,083	1,013
Restructuring and related costs	112	203
Adjusted segment EBITA (non-GAAP)	$4,975	$5,360
Margin	27.6%	28.2%

Free Cash Flow	2025 Q4	2026 Q4
Operating cash flow (GAAP)	$1,011	$1,075
Capital expenditures	(168)	(159)
Free cash flow (non-GAAP)	$843	$916

Free Cash Flow	FY25	FY26	2027E ($ in billions)
Operating cash flow (GAAP)	$3,676	$3,978	$4.3 - $4.4
Capital expenditures	(431)	(443)	~(0.5)
Free cash flow (non-GAAP)	$3,245	$3,535	$3.8 - $3.9

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2027E figures are approximate, except where range is given.